Exhibit 99.2

The	Supplementary	December 31, 2013
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

DECEMBER 31, 2013

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Year-To-Date	6-10
Underwriting Results - Quarterly	11-15

Definitions of Key Terms	16-18

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

AS OF DECEMBER 31

(in millions, except per share amounts)

	2013		2012
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,114	5%	$2,528	6%
Fixed Maturities
Tax Exempt	18,421	43	19,913	45
Taxable	18,670	44	18,163	41
Equity Securities	1,810	4	1,663	4
Other Invested Assets	1,598	4	1,954	4

Total Invested Assets	$42,613	100%	$44,221	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,132		$2,678
Equity Securities	753		419

	1,885		3,097
Deferred Income Tax Liability	660		1,084

	$1,225		$2,013

Capitalization
Long Term Debt	$3,300		$3,575
Shareholders’ Equity	16,097		15,827

Total Capitalization	$19,397		$19,402

Debt as a Percentage of Total Capitalization	17.0%		18.4%

Actual Common Shares Outstanding	248.3		261.8

Book Value Per Common Share	$64.83		$60.45

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$61.86		$53.80

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended December 31
	Fourth Quarter 2013	Twelve Months 2013	From December 2005 to December 31, 2013

Cost of Shares Repurchased	$325	$1,300	$11,913

Average Cost Per Share	$93.72	$87.33	$56.18

Shares Repurchased	3,469,086	14,887,701	212,072,934

During the period from December 2005 through December 2010, the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. In January 2013, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock, which authorization replaced the January 2012 authorization. The January 2013 authorization has no expiration date and, as of December 31, 2013, approximately $107 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

AS OF DECEMBER 31

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	2013	2012	2013	2012
	(in millions)
Short Term Investments	$864	$943	$864	$943

Taxable Fixed Maturities	1,115	1,296	1,130	1,333

Equity Securities	—	176	2	215

Other Invested Assets	—	68	—	68

TOTAL	$1,979	$2,483	$1,996	$2,559

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	2013	2012	2013	2012
	(in millions)
Short Term Investments	$1,250	$1,585	$1,250	$1,585

Fixed Maturities

Tax Exempt	17,808	18,410	18,421	19,913

Taxable	17,036	15,692	17,540	16,830

Equity Securities	1,057	1,068	1,808	1,448

Other Invested Assets	1,598	1,886	1,598	1,886

TOTAL	$38,749	$38,641	$40,617	$41,662

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2013	2012	2013	2012
	(in millions)
CORPORATE INVESTMENT INCOME	$4	$6	$16	$24

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$170	$182	$693	$735

Taxable Interest	107	105	417	439

Other	14	14	57	53

Investment Expenses	(7)	(5)	(29)	(23)

TOTAL	$284	$296	$1,138	$1,204

Effective Tax Rate	18.6%	18.9%	18.2%	18.8%

After-Tax Annualized Yield	2.86%	3.04%	2.88%	3.12%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

AS OF DECEMBER 31

	2013	2012	2011
	(in millions)

Estimated Statutory Policyholders’ Surplus	$15,000	$14,117	$13,958

Rolling Year Statutory Net Premiums Written	$12,214	$11,861	$11,778

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.81:1	0.84:1	0.84:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

TWELVE MONTHS ENDED DECEMBER 31, 2013

	Net Unpaid Losses				All Other
	12/31/13	12/31/12	Increase (Decrease)	IBNR Increase (Decrease)	Unpaid Losses Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$390	$387	$3	$—	$3

Homeowners	715	898	(183)	(131)	(52)

Other	968	926	42	31	11

Total Personal	2,073	2,211	(138)	(100)	(38)

Commercial Insurance

Multiple Peril	1,745	1,799	(54)	(44)	(10)

Casualty	6,576	6,485	91	22	69

Workers’ Compensation	2,793	2,607	186	144	42

Property and Marine	886	1,316	(430)	(337)	(93)

Total Commercial	12,000	12,207	(207)	(215)	8

Specialty Insurance

Professional Liability	6,889	7,150	(261)	(213)	(48)

Surety	71	83	(12)	(3)	(9)

Total Specialty	6,960	7,233	(273)	(216)	(57)

Total Insurance	21,033	21,651	(618)	(531)	(87)

Reinsurance Assumed	311	371	(60)	(48)	(12)

Total	$21,344	$22,022	$(678)	$(579)	$(99)

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012
Net Premiums Written	$731	$691	$2,662	$2,554	$929	$880	$4,322	$4,125
Decrease (Increase) in Unearned Premiums	(25)	(20)	(64)	(65)	(19)	(16)	(108)	(101)

Net Premiums Earned	706	671	2,598	2,489	910	864	4,214	4,024

Net Losses Paid	435	437	1,456	1,377	451	458	2,342	2,272
Increase (Decrease) in Outstanding Losses	13	(12)	(176)	127	45	30	(118)	145

Net Losses Incurred	448	425	1,280	1,504	496	488	2,224	2,417

Expenses Incurred	229	208	878	863	374	344	1,481	1,415

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$29	$38	$440	$122	$40	$32	$509	$192

Ratios After Dividends to Policyholders:

Loss	63.5%	63.3%	49.3%	60.4%	54.5%	56.5%	52.8%	60.1%
Expense	31.3	30.1	33.0	33.8	40.3	39.1	34.2	34.3

Combined	94.8%	93.4%	82.3%	94.2%	94.8%	95.6%	87.0%	94.4%

Premiums Written as a % of Total	6.0%	5.8%	21.8%	21.6%	7.6%	7.4%	35.4%	34.8%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$731	$691	$2,662	$2,579	$929	$880	$4,322	$4,150

Net Premiums Earned	$706	$671	$2,598	$2,514	$910	$864	$4,214	$4,049

Net Losses Incurred	$443	$405	$982	$1,000	$495	$482	$1,920	$1,887

Statutory Underwriting Income	$34	$58	$738	$651	$41	$38	$813	$747

Combined Ratio	94.1%	90.5%	70.8%	73.2%	94.7%	94.9%	79.8%	80.7%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$1,113	$1,119	$1,635	$1,641	$1,091	$1,014	$1,434	$1,400	$5,273	$5,174
Decrease (Increase) in Unearned Premiums	2	9	11	—	(46)	(40)	(3)	1	(36)	(30)

Net Premiums Earned	1,115	1,128	1,646	1,641	1,045	974	1,431	1,401	5,237	5,144

Net Losses Paid	560	583	1,011	838	494	464	1,001	940	3,066	2,825
Increase (Decrease) in Outstanding Losses	(47)	62	114	211	184	214	(426)	200	(175)	687

Net Losses Incurred	513	645	1,125	1,049	678	678	575	1,140	2,891	3,512

Expenses Incurred	415	409	473	463	238	219	494	471	1,620	1,562

Dividends Incurred	—	—	—	—	34	26	—	—	34	26

Statutory Underwriting Income (Loss)	$187	$74	$48	$129	$95	$51	$362	$(210)	$692	$44

Ratios After Dividends to Policyholders:

Loss	46.0%	57.2%	68.4%	63.9%	67.1%	71.5%	40.2%	81.4%	55.6%	68.6%
Expense	37.3	36.5	28.9	28.2	22.5	22.2	34.4	33.6	30.9	30.4

Combined	83.3%	93.7%	97.3%	92.1%	89.6%	93.7%	74.6%	115.0%	86.5%	99.0%

Premiums Written as a % of Total	9.1%	9.4%	13.4%	13.8%	8.9%	8.6%	11.7%	11.8%	43.1%	43.6%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$1,113	$1,124	$1,635	$1,641	$1,091	$1,014	$1,434	$1,423	$5,273	$5,202

Net Premiums Earned	$1,115	$1,133	$1,646	$1,641	$1,045	$974	$1,431	$1,424	$5,237	$5,172

Net Losses Incurred	$476	$526	$1,123	$1,046	$671	$667	$513	$716	$2,783	$2,955

Statutory Underwriting Income	$224	$198	$50	$132	$102	$62	$424	$237	$800	$629

Combined Ratio	80.0%	82.8%	97.2%	92.0%	88.9%	92.5%	70.3%	83.4%	84.4%	87.6%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$2,319	$2,273	$314	$295	$2,633	$2,568
Decrease (Increase) in Unearned Premiums	(16)	75	1	23	(15)	98

Net Premiums Earned	2,303	2,348	315	318	2,618	2,666

Net Losses Paid	1,613	1,630	33	24	1,646	1,654
Increase (Decrease) in Outstanding Losses	(218)	(41)	(11)	9	(229)	(32)

Net Losses Incurred	1,395	1,589	22	33	1,417	1,622

Expenses Incurred	667	659	125	119	792	778

Dividends Incurred	—	—	3	4	3	4

Statutory Underwriting Income (Loss)	$241	$100	$165	$162	$406	$262

Ratios After Dividends to Policyholders:

Loss	60.6%	67.7%	7.0%	10.5%	54.2%	60.9%
Expense	28.7	29.0	40.2	40.9	30.1	30.4

Combined	89.3%	96.7%	47.2%	51.4%	84.3%	91.3%

Premiums Written as a % of Total	19.0%	19.1%	2.5%	2.5%	21.5%	21.6%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,319	$2,273	$314	$295	$2,633	$2,568

Net Premiums Earned	$2,303	$2,348	$315	$318	$2,618	$2,666

Net Losses Incurred	$1,395	$1,589	$22	$33	$1,417	$1,622

Statutory Underwriting Income	$241	$100	$165	$162	$406	$262

Combined Ratio	89.3%	96.7%	47.2%	51.4%	84.3%	91.3%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$12,228	$11,867	$(4)	$3	$12,224	$11,870
Decrease (Increase) in Unearned Premiums	(159)	(33)	1	1	(158)	(32)

Net Premiums Earned	12,069	11,834	(3)	4	12,066	11,838

Net Losses Paid	7,054	6,751	48	65	7,102	6,816
Increase (Decrease) in Outstanding Losses	(522)	800	(60)	(109)	(582)	691

Net Losses Incurred	6,532	7,551	(12)	(44)	6,520	7,507

Expenses Incurred	3,893	3,755	—	1	3,893	3,756

Dividends Incurred	37	30	—	—	37	30

Statutory Underwriting Income (Loss)	$1,607	$498	$9	$47	1,616	545

Increase in Deferred Acquisition Costs					59	3

GAAP Underwriting Income					$1,675	$548

Ratios After Dividends to Policyholders:

Loss	54.3%	64.0%	* %	* %	54.2%	63.6%

Expense	31.9	31.7	*	*	31.9	31.7

Combined	86.2%	95.7%	* %	* %	86.1%	95.3%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$12,228	$11,920	$(4)	$3	$12,224	$11,923

Net Premiums Earned	$12,069	$11,887	$(3)	$4	$12,066	$11,891

Net Losses Incurred	$6,120	$6,464	$(12)	$(44)	$6,108	$6,420

Statutory Underwriting Income	$2,019	$1,638	$9	$47	$2,028	$1,685

Combined Ratio	82.8%	86.1%	* %	* %	82.7%	85.7%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$9,126	$8,779	$3,098	$3,091	$12,224	$11,870
Decrease (Increase) in Unearned Premiums	(119)	(32)	(39)	—	(158)	(32)

Net Premiums Earned	9,007	8,747	3,059	3,091	12,066	11,838

Net Losses Paid	5,465	5,310	1,637	1,506	7,102	6,816
Increase (Decrease) in Outstanding Losses	(647)	515	65	176	(582)	691

Net Losses Incurred	4,818	5,825	1,702	1,682	6,520	7,507

Expenses Incurred	2,720	2,610	1,173	1,146	3,893	3,756

Dividends Incurred	37	30	—	—	37	30

Statutory Underwriting Income (Loss)	$1,432	$282	$184	$263	1,616	545

Increase in Deferred Acquisition Costs					59	3

GAAP Underwriting Income					$1,675	$548

Ratios After Dividends to Policyholders:

Loss	53.7%	66.8%	55.6%	54.4%	54.2%	63.6%
Expense	29.9	29.8	37.9	37.1	31.9	31.7

Combined	83.6%	96.6%	93.5%	91.5%	86.1%	95.3%

Premiums Written as a % of Total	74.7%	74.0%	25.3%	26.0%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$9,126	$8,832	$3,098	$3,091	$12,224	$11,923

Net Premiums Earned	$9,007	$8,800	$3,059	$3,091	$12,066	$11,891

Net Losses Incurred	$4,572	$4,730	$1,536	$1,690	$6,108	$6,420

Statutory Underwriting Income	$1,678	$1,430	$350	$255	$2,028	$1,685

Combined Ratio	80.9%	83.6%	88.1%	91.8%	82.7%	85.7%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$175	$172	$651	$614	$249	$228	$1,075	$1,014
Decrease (Increase) in Unearned Premiums	1	—	6	1	(9)	(4)	(2)	(3)

Net Premiums Earned	176	172	657	615	240	224	1,073	1,011

Net Losses Paid	116	131	365	441	124	116	605	688
Increase (Decrease) in Outstanding Losses	(4)	(14)	(81)	158	13	12	(72)	156

Net Losses Incurred	112	117	284	599	137	128	533	844

Expenses Incurred	53	50	212	208	99	91	364	349

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$11	$5	$161	$(192)	$4	$5	$176	$(182)

Ratios After Dividends to Policyholders:

Loss	63.6%	68.0%	43.2%	97.4%	57.1%	57.2%	49.7%	83.5%
Expense	30.3	29.1	32.6	33.9	39.7	39.9	33.8	34.4

Combined	93.9%	97.1%	75.8%	131.3%	96.8%	97.1%	83.5%	117.9%

Premiums Written as a % of Total	5.8%	5.9%	21.4%	21.1%	8.2%	7.9%	35.4%	34.9%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$175	$172	$651	$639	$249	$228	$1,075	$1,039

Net Premiums Earned	$176	$172	$657	$640	$240	$224	$1,073	$1,036

Net Losses Incurred	$111	$101	$228	$235	$137	$122	$476	$458

Statutory Underwriting Income (Loss)	$12	$21	$217	$197	$4	$11	$233	$229

Combined Ratio	93.3%	87.8%	67.3%	69.3%	96.8%	94.4%	78.2%	77.8%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Premiums Written	$279	$279	$395	$393	$245	$225	$340	$308	$1,259	$1,205
Decrease (Increase) in Unearned Premiums	—	—	13	11	22	23	15	15	50	49

Net Premiums Earned	279	279	408	404	267	248	355	323	1,309	1,254

Net Losses Paid	139	171	297	209	125	114	249	226	810	720
Increase (Decrease) in Outstanding Losses	(30)	24	5	57	53	50	(74)	260	(46)	391

Net Losses Incurred	109	195	302	266	178	164	175	486	764	1,111

Expenses Incurred	96	95	114	110	54	48	115	104	379	357

Dividends Incurred	—	—	—	—	8	5	—	—	8	5

Statutory Underwriting Income (Loss)	$74	$(11)	$(8)	$28	$27	$31	$65	$(267)	$158	$(219)

Ratios After Dividends to Policyholders:

Loss	39.1%	69.9%	74.0%	65.8%	68.7%	67.5%	49.3%	150.4%	58.7%	88.9%
Expense	34.4	34.0	28.9	28.0	22.8	21.8	33.8	33.8	30.3	29.8

Combined	73.5%	103.9%	102.9%	93.8%	91.5%	89.3%	83.1%	184.2%	89.0%	118.7%

Premiums Written as a % of Total	9.2%	9.6%	13.0%	13.5%	8.0%	7.7%	11.2%	10.6%	41.4%	41.4%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$279	$284	$395	$393	$245	$225	$340	$331	$1,259	$1,233

Net Premiums Earned	$279	$284	$408	$404	$267	$248	$355	$346	$1,309	$1,282

Net Losses Incurred	$109	$118	$302	$265	$176	$162	$169	$129	$756	$674

Statutory Underwriting Income (Loss)	$74	$71	$(8)	$29	$29	$33	$71	$113	$166	$246

Combined Ratio	73.5%	75.0%	102.9%	93.6%	90.7%	88.5%	81.4%	68.7%	88.4%	81.9%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$627	$613	$78	$75	$705	$688
Decrease (Increase) in Unearned Premiums	(49)	(32)	3	5	(46)	(27)

Net Premiums Earned	578	581	81	80	659	661

Net Losses Paid	489	461	14	7	503	468

Increase (Decrease) in Outstanding Losses	(141)	(69)	(1)	1	(142)	(68)

Net Losses Incurred	348	392	13	8	361	400

Expenses Incurred	161	161	29	30	190	191

Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$69	$28	$38	$40	$107	$68

Ratios After Dividends to Policyholders:

Loss	60.2%	67.5%	16.2%	10.3%	54.9%	60.7%
Expense	25.7	26.2	37.7	41.1	27.0	27.8

Combined	85.9%	93.7%	53.9%	51.4%	81.9%	88.5%

Premiums Written as a % of Total	20.6%	21.1%	2.6%	2.6%	23.2%	23.7%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$627	$613	$78	$75	$705	$688

Net Premiums Earned	$578	$581	$81	$80	$659	$661

Net Losses Incurred	$348	$392	$13	$8	$361	$400

Statutory Underwriting Income (Loss)	$69	$28	$38	$40	$107	$68

Combined Ratio	85.9%	93.7%	53.9%	51.4%	81.9%	88.5%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$3,039	$2,907	$(1)	$1	$3,038	$2,908
Decrease (Increase) in Unearned Premiums	2	19	—	—	2	19

Net Premiums Earned	3,041	2,926	(1)	1	3,040	2,927

Net Losses Paid	1,918	1,876	19	13	1,937	1,889

Increase (Decrease) in Outstanding Losses	(260)	479	(19)	(25)	(279)	454

Net Losses Incurred	1,658	2,355	—	(12)	1,658	2,343

Expenses Incurred	933	897	—	—	933	897

Dividends Incurred	9	7	—	—	9	7

Statutory Underwriting Income (Loss)	$441	$(333)	$(1)	$13	440	(320)

Decrease in Deferred Acquisition Costs					(10)	(12)

GAAP Underwriting Income (Loss)					$430	$(332)

Ratios After Dividends to Policyholders:

Loss	54.7%	80.7%	* %	* %	54.7%	80.3%
Expense	30.8	30.9	*	*	30.8	30.9

Combined	85.5%	111.6%	* %	* %	85.5%	111.2%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$3,039	$2,960	$(1)	$1	$3,038	$2,961

Net Premiums Earned	$3,041	$2,979	$(1)	$1	$3,040	$2,980

Net Losses Incurred	$1,593	$1,532	$—	$(12)	$1,593	$1,520

Statutory Underwriting
Income (Loss)	$506	$543	$(1)	$13	$505	$556

Combined Ratio	83.4%	81.9%	* %	* %	83.4%	81.5%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED DECEMBER 31, 2013 AND 2012

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2013	2012	2013	2012	2013	2012

Net Premiums Written	$2,264	$2,109	$774	$799	$3,038	$2,908
Decrease (Increase) in Unearned Premiums	10	32	(8)	(13)	2	19

Net Premiums Earned	2,274	2,141	766	786	3,040	2,927

Net Losses Paid	1,483	1,466	454	423	1,937	1,889
Increase (Decrease) in Outstanding Losses	(278)	495	(1)	(41)	(279)	454

Net Losses Incurred	1,205	1,961	453	382	1,658	2,343

Expenses Incurred	645	608	288	289	933	897

Dividends Incurred	9	7	—	—	9	7

Statutory Underwriting Income (Loss)	$415	$(435)	$25	$115	440	(320)

Decrease in Deferred Acquisition Costs					(10)	(12)

GAAP Underwriting Income (Loss)					$430	$(332)

Ratios After Dividends to Policyholders:

Loss	53.2%	91.9%	59.1%	48.6%	54.7%	80.3%

Expense	28.6	28.9	37.2	36.2	30.8	30.9

Combined	81.8%	120.8%	96.3%	84.8%	85.5%	111.2%

Premiums Written as a % of Total	74.5%	72.5%	25.5%	27.5%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,264	$2,162	$774	$799	$3,038	$2,961

Net Premiums Earned	$2,274	$2,194	$766	$786	$3,040	$2,980

Net Losses Incurred	$1,190	$1,134	$403	$386	$1,593	$1,520

Statutory Underwriting Income (Loss)	$430	$445	$75	$111	$505	$556

Combined Ratio	81.1%	80.1%	89.8%	85.3%	83.4%	81.5%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

THE CHUBB CORPORATION

Definitions of Key Terms

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Net Premiums Written Excluding the Impact of Catastrophes and Net Premiums Earned Excluding the Impact of Catastrophes

Management has included net premiums written excluding the impact of catastrophes and net premiums earned excluding the impact of catastrophes, non-GAAP financial measures, so as to exclude reinsurance reinstatement premium costs related to a major catastrophe event from net premiums written and net premiums earned, as inclusion of such reinsurance reinstatement premium costs could distort the analysis of trends in premiums.

Net Losses Incurred Excluding the Impact of Catastrophes

Management has included net losses incurred excluding the impact of catastrophes, a non-GAAP financial measure, since management believes such information is helpful in evaluating results in a period when the Corporation experienced an unusually large individual catastrophe event, as the impact of such event could distort the analysis of trends.

THE CHUBB CORPORATION

Definitions of Key Terms

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended December 31
	Fourth Quarter		Twelve Months
	2013	2012	2013	2012
	(dollars in millions)
Annualized Net Income	$2,276	$408	$2,345	$1,545
Average Shareholders’ Equity	$15,859	$15,901	$15,817	$15,631

Return on Equity	14.4%	2.6%	14.8%	9.9%

Annualized Operating Income	$2,104	$176	$2,084	$1,420
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,590	$13,850	$14,240	$13,733

Operating Return on Equity	14.4%	1.3%	14.6%	10.3%